UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 23, 2003

F5 Networks, Inc.

(Exact name of registrant as specified in its chapter)

Washington (State or other jurisdiction of incorporation)	000-26041 (Commission File Number)	91-1714307 (IRS Employer Identification No.)

401 Elliott Avenue West
Seattle, WA 98119
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 206-272-5555

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

Exhibit No.	Description

(99.1)	Press release issued by the Company dated April 23, 2003.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8176 and 33-8216.

     On April 23, 2003, F5 NETWORKS, INC. (the “Company”) issued a press release containing quarterly earnings results for the second quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003

F5 NETWORKS, INC.

By:	/s/ John McAdam

John McAdam Chief Executive Officer & President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by the Company dated April 23, 2003